UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 1, 2023
Date of Report (Date of earliest event reported)

Exact name of registrant as specified in its charter
State or other jurisdiction of incorporation or organization
Commission	Address of principal executive offices	IRS Employer
File Number	Registrant's telephone number, including area code	Identification No.
001-37591	EASTERN ENERGY GAS HOLDINGS, LLC	46-3639580
(A Virginia Limited Liability Company)
10700 Energy Way
Glen Allen, Virginia 23060
804-613-5100

N/A
(Former name or former address, if changed from last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Registrant	Securities registered pursuant to Section 12(b) of the Act:
EASTERN ENERGY GAS HOLDINGS, LLC	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

As reported in a Current Report on Form 8-K filed by Eastern Energy Gas Holdings, LLC (the "Company") on September 1, 2023 (the "Original Filing"), the Company completed its previously announced purchase (the "Transaction") of DECP Holdings, Inc.'s 50% limited partnership interests of Cove Point LNG, LP. This amendment is being filed to amend Item 9.01 of the Original Filing to provide certain unaudited pro forma financial information of the Company in connection with the Transaction.

No other modifications to the Original Filing are being made by this amendment.

Item 9.01    Financial Statements and Exhibits.

(b) Pro forma financial information

The Company's unaudited pro forma Consolidated Statements of Operations for the year ended December 31, 2022, and for the nine-month period ended September 30, 2023, are filed as Exhibit 99.1 hereto and incorporated herein by reference.

Exhibit No.	Description
99.1	Unaudited Pro Forma Consolidated Statements of Operations of Eastern Energy Gas Holdings, LLC for the year ended December 31, 2022, and for the nine-month period ended September 30, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERN ENERGY GAS HOLDINGS, LLC
Date: November 17, 2023
/s/ Scott C. Miller
Scott C. Miller
Vice President, Chief Financial Officer and Treasurer
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